UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2013

China Natural Gas, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34373	98-0231607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19th Floor, Building B, Van Metropolis
35 Tang Yan Road, Hi-Tech Zone
Xian, Shaanxi Province, China 710065
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (86) 29-8832-3325

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

On February 8, 2013, an Involuntary Petition for bankruptcy, entitled In re China Natural Gas, Inc. (Case No. 13-10419), was filed against China Natural Gas, Inc. (the "Company") by three creditors of the Company, namely Abax Lotus Ltd., Abax Nai Xin A Ltd., and Lake Street Fund LP (the “Petitioners”). The petition was filed in the United States Bankruptcy Court, Southern District of New York. The Petitioners have claimed in the Involuntary Petition that they have debts totaling $42,218,956.88 as a result of the Company’s failure to make payments on the 5% Guaranteed Senior Notes issued in 2008.

As previously disclosed in the Current Reports on Form 8-K filed by China Natural Gas, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on December 31, 2007 and January 29, 2008, the Company entered into a Securities Purchase Agreement with Abax Lotus Ltd. (the “Investor”) on December 30, 2007 which was amended on January 29, 2008 (the “SPA”). Pursuant to the SPA, the Company issued to the Investor 5% Guaranteed Senior Notes due 2014 (the “Senior Notes”) in aggregate principal amount of RMB 145,000,000 (approximately US$20,000,000) on January 29, 2008. Also, as previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on March 12, 2008, also pursuant to the SPA, the Investor exercised its option to purchase an additional RMB145,000,000 in aggregate principal amount of Senior Notes. The Senior Notes were issued in connection with the Indenture dated as of January 29, 2008 (the “Indenture”). The aggregate principal amount of the Senior Notes at issuance was RMB290,000,000 (approximately US$40,000,000). In addition, the Company agreed to issue to the Investor seven-year warrants (the “Warrants”) exercisable for up to 2,900,000 shares of the Company’s common stock at an initial exercise price equal to $7.3652 per share (subject to adjustment) pursuant to the Warrant Agreement dated January 29, 2008 (the “Warrant Agreement”) by and among the Warrant Agent and Warrant Registrar as a holder of the Warrants (as defined therein).

Also as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 11, 2012, that the holders of a majority of the Senior Notes (the “Holders”) notified the Company on August 21, 2012 (the “Default Notice”) that the Company was in default of the Senior Notes for failure to make the interest payment due and a mandatory redemption of the Senior Notes on July 30, 2012 (the “Default”). In the notice, the Holders also demanded that the Company make all payments due as of July 30, 2012 under the Senior Notes to avoid acceleration of all payments under the Senior Notes and foreclosure of collaterals pledged to secure the Senior Notes.

On September 5, 2012, the Company received another notice from the Holders that the Holders elected to exercise their right to accelerated payment of the Senior Notes as a result of the continued Default (the “Acceleration Notice”). The immediate acceleration of all amounts owing under the Senior Notes totals approximately RMB249,450,516.

Further, on September 10, 2012, the Company received a demand notice from the Holders’ legal counsel on behalf of the Holder for the payment of all amounts owing under the Senior Notes (the “Demand Notice”) within 15 days from the date of the Demand Notice. The Demand Notice stated that if the Company failed to meet the demand, the Holders intend to pursue all of its legal rights under the transaction documents, including, without limitation:

•	requiring the Trustee to initiate suit in the courts of New York with respect to the Company’s failure to pay the entire amount due to the Holders under the Senior Notes;
•	Initiating involuntary bankruptcy proceedings with respect to the Company under the U.S. Federal Bankruptcy Code;
•	Initiating arbitration in Hong Kong against the Company for breaches of the Company’s obligations under the SPA;
•	exercising its rights under the Warrant Agreement to require the redemption of all Warrants held by it at the Redemption Price (as defined therein); and
•	all other rights under the transaction documents relating to the Senior Notes in relation to the Default, which may include, foreclosing on the security interest in 65% of all outstanding equity interest of the Company’s wholly owned subsidiary, Shaanxi Xilan Natural Gas Equipment Co., Ltd., and all funds in the account where the proceeds from the Senior Notes were deposited.

In addition to the demands disclosed above, the Holders have also asserted that by virtue of the Default the Company is obliged to redeem the Warrants and pay to the Holders $17.5 million.

The foregoing descriptions do not purport to be a complete description of the terms of the SPA, the Indenture, the Senior Notes, the Warrants, the Warrant Agreement, the Default Notice, the Acceleration Notice, the Demand Notice and other related agreements and documents, and the above description is qualified in its entirety by the terms of the definitive documents or forms thereof which are attached as exhibits to this Current Report on Form 8-K, and which are incorporated by reference.

The Company disputes the amount allegedly owed, and has been in negotiation with the Holders but has not able to come to a resolution with the Holders. As disclosed above, on February 8, 2013, the Holders initiated involuntary bankruptcy proceedings with respect to the Company under the U.S. Federal Bankruptcy Code. The Company intends to oppose the petition.

Item 9.01: Financial Statements and Exhibits.

1.1	Securities Purchase Agreement, dated December 30, 2007 (incorporated by reference to exhibit filed with a Current Report on 8-K filed on December 31, 2007)
1.2	Amendment to the Securities Purchase Agreement, dated January 29, 2008, by and among the Company, its subsidiaries and Abax Lotus Ltd. 2014 (incorporated by reference to exhibit filed with a Current Report on 8-K filed on January 31, 2008)
4.1	Indenture, dated January 29, 2008, by and among the Company and DB Trustees (Hong Kong) Limited, as trustee, relating to the 5.00% Guaranteed Senior Notes due 2014 (incorporated by reference to exhibit filed with a Current Report on 8-K filed on January 31, 2008)
4.2	Onshore Share Pledge Agreement, dated January 29, 2008, over 65% of the Company’s equity interest in Shaanxi Xilan Natural Gas Equipment Co., Ltd., between the Company and DB Trustees (Hong Kong) Limited, as security agent (incorporated by reference to exhibit filed with a Current Report on 8-K filed on January 31, 2008)
4.3	Account Pledge and Security Agreement, dated January 29, 2008, by and between the Company and DB Trustees (Hong Kong) Limited as Security Agent (incorporated by reference to exhibit filed with a Current Report on 8-K filed on January 31, 2008)
4.4	Warrant Agreement, dated January 29, 2008, by and among the Company, Mr. Qinan Ji, Deutsche Bank AG, Hong Kong Branch as Warrant Agent and Deutsche Bank Luxembourg S.A. as Warrant Agent (incorporated by reference to exhibit filed with a Current Report on 8-K filed on January 31, 2008)
99.1	Default Notice dated August 21, 2012 (incorporated by reference to exhibit filed with a Current Report on 8-K filed on September 11, 2012).
99.2	Acceleration Notice dated September 5, 2012 (incorporated by reference to exhibit filed with a Current Report on 8-K filed on September 11, 2012).
99.3	Demand Notice dated September 10, 2012 (incorporated by reference to exhibit filed with a Current Report on 8-K filed on September 11, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NATURAL GAS, INC.

Date: February 14, 2013	/s/ Shuwen Kang
Shuwen Kang
Chief Executive Officer